Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Awards Close in Time to MNPI Disclosures [Table]
Award Timing MNPI Disclosure

Equity Award Grant Practices

We grant annual equity awards at approximately the same time every year. We do not grant stock options or stock appreciation rights and only grant RSUs and PSUs. We do not have any program, plan, or practice to time annual or ad hoc grants of equity-based awards in coordination with the release of non-public information or otherwise.

Award Timing Method	We grant annual equity awards at approximately the same time every year.
Award Timing MNPI Considered	false
Award Timing, How MNPI Considered	We do not have any program, plan, or practice to time annual or ad hoc grants of equity-based awards in coordination with the release of non-public information or otherwise.